February 9, 2024

BNY MELLON INVESTMENT FUNDS VII, INC.

-BNY Mellon Short Term Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David Bowser, CFA, Scott Zaleski, CFA and James DiChiaro are the fund's primary portfolio managers, positions they have held since July 2008, July 2019 and November 2023, respectively. Messrs. Bowser and DiChiaro are senior portfolio managers at INA. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

David Bowser, CFA, Scott Zaleski, CFA and James DiChiaro are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Messrs. Bowser, Zaleski and DiChiaro have served as primary portfolio managers of the fund since July 2008, July 2019 and November 2023, respectively. Mr. Bowser is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 2000. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA and has been employed by INA or a predecessor company of INA since 2014. Mr. DiChiaro is a senior portfolio manager at INA and has been employed by INA or a predecessor company of INA since 1999.